Exhibit 21.1

Bluerock Homes Trust, Inc.

List of Subsidiaries

1.	Bluerock Residential Holdings, L.P., a Delaware limited partnership

2.	Bluerock TRS Holdings, LLC, a Delaware limited liability company

3.	Bluerock REIT Operator, LLC, a Delaware limited liability company

4.	BR SP Navigator, LLC, a Delaware limited liability company

5.	BR SP Navigator JV, LLC, a Delaware limited liability company

6.	BRG Navigator Manager, LLC, a Delaware limited liability company

7.	BRG Navigator, LLC, a Delaware limited liability company

8.	BR Cal Yauger Park, LLC, a Delaware limited liability company

9.	BR Cal Yauger Park JV, LLC, a Delaware limited liability company

10.	BRG Yauger Park, LLC, a Delaware limited liability company

11.	Wayforth at Concord, LLC, a Delaware limited liability company

12.	BRG Wayforth Investor, LLC, a Delaware limited liability company

13.	Peak Willow Park, LLC, a Delaware limited liability company

14.	BR Peak Willow Park JV, LLC, a Delaware limited liability company

15.	BRG Willow Park Investor, LLC, a Delaware limited liability company

16.	Wayford IP, LLC, a Delaware limited liability company

17.	BR Wayford IP JV, LLC, a Delaware limited liability company

18.	BRG Wayford IP Investor, LLC, a Delaware limited liability company

19.	CCC-PSL, LLC, a Delaware limited liability company

20.	BRG Capstone Lucie JV, LLC, a Delaware limited liability company

21.	BRG Port St. Lucie Cottages Investor, LLC, a Delaware limited liability company

22.	CCC-Myrtle Beach, LLC, a Delaware limited liability company

23.	BRG Capstone Myrtle Beach JV, LLC, a Delaware limited liability company

24.	BRG Myrtle Beach Cottages Investor, LLC, a Delaware limited liability company

25.	CCC-Warner Robbins, LLC, a Delaware limited liability company

26.	BRG Capstone Warner Robbins JV, LLC, a Delaware limited liability company

27.	BRG Warner Robbins Cottages Investor, LLC, a Delaware limited liability company

28.	ILE Homes Single Family Rental Fund, LP, a Delaware limited partnership

29.	ILE Holdings, LLC, a Delaware limited liability company

30.	LE Bluerock Program Portfolio, LLC, a Delaware limited liability company

31.	ILE Homes Single Family Rental GP, LLC, a Delaware limited liability company

32.	ILE BR JV, LLC, a Delaware limited liability company

33.	BRG ILE Investor, LLC, a Delaware limited liability company

34.	BR BST AZ Portfolio I, LLC, a Delaware limited liability company

35.	BR BST AZ I Pkg 1, LLC, a Delaware limited liability company

36.	BR BST CO Portfolio I, LLC, a Delaware limited liability company

37.	BR BST CO I Pkg 1, LLC, a Delaware limited liability company

38.	BR BST WA Portfolio I, LLC, a Delaware limited liability company

39.	BR BST WA I Pkg 1, LLC, a Delaware limited liability company

40.	BR BST SFR JV I, LLC, a Delaware limited liability company

41.	BHM Ballast Investor, LLC, a Delaware limited liability company

42.	BR GPC JV, LLC, a Delaware limited liability company

43.	BR GPC Investor, LLC, a Delaware limited liability company

44.	PH REIT OP, LP, a Delaware limited partnership

45.	BRG Peak SFR Pref Investor, LLC, a Delaware limited liability company

46.	PH OP PKG 8, LLC, a Delaware limited liability company

47.	BRG Springfield Lender, LLC, a Delaware limited liability company

48.	BRG Springfield Investor, LLC, a Delaware limited liability company

49.	Pkg 8 Springfield, LLC, a Delaware limited liability company

50.	Pkg 8 Indy, LLC, a Delaware limited liability company

51.	Pkg 8 Pledgor, LLC, a Delaware limited liability company

52.	PH OP PKG 10, LLC, a Delaware limited liability company

53.	Pkg 10-Springtown 70, LLC, a Delaware limited liability company

54.	Pkg 10-Texarkana 29, LLC, a Delaware limited liability company

55.	Pkg 10-Lubbock 1.0, LLC, a Delaware limited liability company

56.	Pkg 10-Granbury, LLC, a Delaware limited liability company

57.	Pkg 10-Granbury 34, LLC, a Delaware limited liability company

58.	Pkg 10-Axelrod 22, LLC, a Delaware limited liability company

59.	Pkg 10-Springtown 14, LLC, a Delaware limited liability company

60.	Pkg 10-Lynnwood 20, LLC, a Delaware limited liability company

61.	Pkg 10-Lynnwood 2-20, LLC, a Delaware limited liability company

62.	Pkg 10-Lubbock 2.0, LLC, a Delaware limited liability company

63.	Pkg 10-Lubbock 45, LLC, a Delaware limited liability company

64.	Pkg 10 Pledgor, LLC, a Delaware limited liability company

65.	Pkg 10A Recap, LLC, a Delaware limited liability company

66.	BRG Pkg 10 Lender, LLC, a Delaware limited liability company

67.	BRG Pkg 10 Investor, LLC, a Delaware limited liability company

68.	Pkg 10 Pledgor II, LLC, a Delaware limited liability company

69.	PH OP Pkg 11, LLC, a Delaware limited liability company

70.	Pkg 11 Pledgor, LLC, a Delaware limited liability company

71.	Pkg 10-FTW 188, LLC, a Delaware limited liability company\

72.	BRG Pkg 11 Investor, LLC, a Delaware limited liability company

73.	BRG Pkg 11 Lender, LLC, a Delaware limited liability company

74.	Pkg 12 Lake Shore, LLC, a Delaware limited liability company

75.	Pkg 12 Dasher Pointe, LLC, a Delaware limited liability company

76.	BR PH Pkg 12 Savannah JV, LLC, a Delaware limited liability company

77.	BHM Pkg 12 Savannah Investor, LLC, a Delaware limited liability company

78.	BR PH Pkg 12 Savannah Pledgor, LLC, a Delaware limited liability company

79.	Peak Forest Hill, LLC, a Delaware limited liability company

80.	BR Peak Forest Hill JV, LLC, a Delaware limited liability company

81.	BRG Forest Hill Investor, LLC, a Delaware limited liability company

82.	Peak Weatherford, LLC, a Delaware limited liability company

83.	Peak Weatherford Pledgor, LLC, a Delaware limited liability company

84.	Peak BR Weatherford JV, LLC, a Delaware limited liability company

85.	BHM Peak Weatherford Investor, LLC, a Delaware limited liability company